--------------------------------------------------------------------------------
                                        THE
                                     THAI FUND,
                                        INC.
--------------------------------------------------------------------------------





                                    ANNUAL REPORT
                                 DECEMBER 31, 1998
               MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
                                 INVESTMENT ADVISER








                                 THE THAI FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

Sukri Kaocharern
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Snoh Unakul
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
U.S. INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
THAI INVESTMENT ADVISER

The Mutual Fund Public Company Limited
30th-32nd Floor, Lake Rajada Building
193-195 Ratchadaphisek Road
Khlong-Toey, Bangkok 10110 Thailand
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIANS

The Thai Farmers Bank Public Company Limited
1 Soi Thai Farmers
Ratburana Road, Ratburana
Bangkok, Thailand

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
--------------------------------------------------------------------------------
LEGAL COUNSEL

Sullivan & Cromwell
125 Broad Street
New York, New York 10004
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

LETTER TO SHAREHOLDERS
---------

For the year ended December 31, 1998, The Thai Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 2.88% compared to 22.43% for the U.S. dollar adjusted Securities Exchange of Thailand (SET) Index (the "Index"). For the period since the Fund's commencement of operations on February 16, 1988 through December 31, 1998, the Fund's total return, based on net asset value per share, was -24.10% compared to -26.77% for the Index. On December 31, 1998, the closing price of the Fund's shares on the New York Stock Exchange was $5 7/8, representing a 54.7% premium to the Fund's net asset value per share.

The Fund enjoyed a partial recovery in 1998 as the Thai stock market enjoyed a positive return following four consecutive years of decline for the Index. The Fund's net asset value per share rose 40.22% in the fourth quarter, lagging the Index's 50.36%, as measured in U.S. dollars. The year was marked by a steep recession in Thailand but positive economic signs in the second half sparked the strong year-end rally. We will attempt to outline some of the key factors that affected performance in 1998 and some opportunities and risks for the future.

The Thai economy is estimated to have contracted by 7-8% in 1998 following the implementation of an austerity program designed by the IMF. The economy had entered a balance of payments crisis in mid-1997 following an unsustainable build-up of short-term, foreign currency denominated debt used to finance years of excessive investment. When these investments in real estate and corporate assets failed to generate sufficient returns to service the debt, Thai corporates were unable to roll over their loans and the finance and banking sectors began to suffer from a rapid build-up in non-performing assets. A loss of confidence led to a credit crunch and significant capital flight and the authorities were forced to abandon their currency peg in mid-1997. The devaluation led to further debt problems, forcing the government to turn to the IMF for financial and technical assistance. The IMF prescribed their standard mix of austere fiscal and monetary policies to reverse the current account deficit and allow debt servicing to resume, while requiring the implementation of a variety of structural reforms. These policies created a severe contraction in domestic consumption (estimated 9-10% decline) and investment (estimated 25-30% decline) in 1998. However, these tight policies reversed the current account from a deficit of 8.1% of gross domestic product (GDP) in 1996 and a 2.0% deficit in 1997 into an estimated 12+% current account surplus in 1998.
The current account was generated through a significant contraction of imports following the reduction in consumption and investment mentioned above. A hoped for spark to exports never materialized in 1998 due to competition from other Asian countries that devalued their currencies.

The current account surplus brought renewed stability to the baht in the first half as reserves were rebuilt. Confidence in the currency grew as policy implementation improved and the new Finance Minister and Central Bank Governor developed strong reputations domestically and with the international financial community. By the fourth quarter the Central Bank had to sporadically intervene to slow a trend towards currency appreciation. These positive currency trends allowed the authorities to relax fiscal and monetary policy in the third quarter of 1998, which was absolutely essential given the marked deterioration in the asset quality of the banking system. The economic contraction was so severe and the condition of many indebted Thai corporates so weak that the Thai crisis will be remembered as one of the greatest banking crises of the 20th century. Non-performing loans in the Thai banking system already constitute more than 40% of the system's assets and the clean-up of the financial system may cost taxpayers 25% of GDP. In an environment of accelerating bad debt, the authorities needed to engineer a decline in interest rates. They successfully reduced bank deposit rates by 1000 basis points in the second half of the year. Policy makers also introduced a well-designed bank recapitalization plan in August. In the long run, this plan should restore the ability of the banks to resume new lending. In the short run, the combination of low interest rates and a plausible recapitalization scheme brought retail investors back into the stock market and into financial stocks, which was one of the leading sectors in the fourth quarter rally.

Several themes we expect to lead the market in 1999 include an improvement in domestic consumption and corporate level restructuring stories. Starting as early as September, some categories of consumption, such as auto sales, began to bottom. While we do not expect a huge recovery in the near term, many categories declined so drastically that even a modest improvement in consumer confidence should drive strong unit sales growth in 1999. We are positioned in a number of strong consumer franchises that would be beneficiaries of improved consumer demand. These companies have strong balance sheets and historically high returns on invested capital. They underperformed the fourth quarter rally. The other theme we are looking at is corporate restructuring stories, such as Siam City Cement, Siam Cement and Telecom Asia. These stocks are heavily indebted, have significant unutilized capacity yet have recently been strong performers due to announced strategic alliances or restructuring plans. A combination of cost cutting, debt restructuring and lower interest rates should drive improved financial performance in 1999; a subsequent return of higher sales volumes would be the next catalyst to earnings growth.

A significant contributor to the fourth quarter and annual underperformance was our underweight position in banking and finance stocks. Given the high level of non-performing loans in the banking system we believe that many of the traded banks have little or no equity value remaining for existing shareholders. Strategic investors or the government will ultimately have to recapitalize these institutions with significant dilutive consequences for existing shareholders. Alternatively, the institutions will simply stagnate due to an inability to
extend new loans.   One could make the argument that the government's reluctance to close down more financial institutions transforms these stocks into a call option on a stronger than expected recovery in the economy or banking system. However, we believe that these are currently overpriced options.

Risk factors going forward for Thailand include the emergence of a nationalist streak in political discourse that has blocked certain necessary structural reforms, including a promised improvement in foreclosure laws. The current government has competently managed economic policy since assuming office in late 1997. While government officials have recently reassured investors that the foreclosure laws will be passed, reform fatigue could set in as the economic outlook brightens. In addition, the weak export performance following the devaluation is troubling given the importance of exports to the economy.
Exports account for over half of GDP and an improved export performance will be needed in the future. 1999 exports should be helped by stabilization in Asian demand, as contractions in trade with the rest of Asia accounted for much of the weakness in 1998. Finally, despite the strong theoretical aspects of the bank recapitalization program announced in August, implementation has been slow. Given the dominance of banks in financial intermediation in Thailand, a healthy banking system will be a prerequisite for the resumption of sustained rapid growth in Thailand.

Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

January 1999

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

The Thai Fund, Inc.
Investment Summary as of December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


HISTORICAL
INFORMATION                                                              TOTAL RETURN (%)
                                             ----------------------------------------------------------------------------
                                                MARKET VALUE (1)          NET ASSET VALUE (2)             INDEX (3)
                                             ----------------------     ----------------------     ----------------------
                                                            AVERAGE                    AVERAGE                    AVERAGE
                                             CUMULATIVE      ANNUAL     CUMULATIVE      ANNUAL     CUMULATIVE      ANNUAL
                                             ----------     -------     ----------     -------     ----------     -------
               ONE YEAR                        15.43%        15.43%        2.88%        2.88%        22.43%        22.43%
               FIVE YEAR                      -75.79+       -24.70+      -85.35+      -31.90+       -85.24        -31.80
               TEN YEAR                         8.32+         0.80+      -19.60+       -2.16+       -36.74         -4.48
               SINCE INCEPTION*                17.35+         1.48+      -24.10+       -2.50+       -26.77         -2.82


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION


                                       [GRAPH]



                                                           YEAR ENDED DECEMBER 31,

                      1988*     1989      1990      1991      1992      1993      1994      1995      1996      1997      1998
                      -----     ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Net Asset Value
  Per Share. . . .  $ 10.24   $ 18.88   $ 13.08   $ 15.41   $ 20.69   $ 39.42   $ 28.30   $ 24.89   $ 15.63   $  3.81   $  3.80
Market Value Per
  Share. . . . . .  $ 11.75   $ 32.25   $ 16.00   $ 16.25   $ 18.75   $ 36.88   $ 22.38   $ 22.38   $ 16.38   $  5.25   $  5.88
Premium/
  (Discount) . . .     14.7%     70.8%     22.3%      5.5%     -9.4%     -6.4%    -20.9%    -10.1%      4.8%     37.8%     54.7%
Income Dividends .  $  0.29   $  0.36   $  0.21   $  0.21        --   $  0.36   $  0.35   $  0.11   $  0.32   $  0.11   $  0.19
Capital Gains
  Distributions. .       --   $  2.09   $  1.68   $  0.47        --   $  0.51   $  4.62   $  3.38   $  0.08   $  0.12        --
Fund Total
  Return (2) . . .    -5.60%   109.87%   -20.44%    23.08%    34.26%    98.90%   -10.40%+   -0.10%   -35.93%   -75.17%     2.88%
Index Total
  Return (3) . . .     3.90%   120.97%   -28.60%    15.80%    24.71%    88.40%   -17.76%    -6.11%   -36.25%   -75.54%    22.43%


(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The U.S. dollar adjusted Securities Exchange of Thailand (SET) Index is a capitalization weighted index of all stocks traded on the Stock Exchange of Thailand, including dividends.
*    The Fund commenced operations on February 16, 1988.
+ This return does not include the effect of the rights issued in connection with the Rights Offering.

The Thai Fund, Inc.
Portfolio Summary as of December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                       [CHART]

Short-Term Investments                 (6.8%)
Equity Securities                     (93.2%)

--------------------------------------------------------------------------------
SECTORS

                                       [CHART]

Other                                 (17.4%)
Transportation -- Airlines             (3.2%)
Telecommunications                     (3.9%)
Telecom -- Wireless                    (4.0%)
Food & Household Products             (10.3%)
Energy Sources                         (5.5%)
Electrical & Electronics               (3.7%)
Banking                               (20.6%)
Beverages & Tobacco                   (11.7%)
Broadcasting & Publishing              (8.9%)
Building Materials & Components       (10.8%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS

                                       [CHART]


                                                            PERCENT OF
                                                            NET ASSETS
                                                            ----------
     1.   The Serm Suk Co., Ltd.                               11.7%
     2.   Thai Farmers Bank Co., Ltd.                          10.3
     3.   Bangkok Bank Co., Ltd.                               10.3
     4.   BEC World Co., Ltd.                                   8.9
     5.   Siam Cement Co., Ltd.                                 5.9
     6.   PTT Exploration & Production Public Co., Ltd.         5.5
     7.   Siam City Cement Co., Ltd.                            5.0
     8.   Compass East Industry Public Co., Ltd.                4.1
     9.   Advanced Information Services Co., Ltd.               4.0
    10.   Thai Airways Internatiional Public Co. Ltd.           3.2
                                                               ----
                                                               68.9%
                                                               ----
                                                               ----

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS
---------
DECEMBER 31, 1998


                                                                                     VALUE
                                                                     SHARES          (000)
------------------------------------------------------------------------------------------
THAI INVESTMENT PLAN (97.1%)
------------------------------------------------------------------------------------------
THAI COMMON STOCKS (93.5%)
(Unless otherwise noted)
------------------------------------------------------------------------------------------
AUTOMOBILES (1.1%)
(a)Thai Stanley Electric Co., Ltd.                                  715,000     U.S.$  202
(a)Thai Storage Battery Co., Ltd.                                   390,600            360
                                                                                ----------
                                                                                       562
                                                                                ----------
------------------------------------------------------------------------------------------
BANKING (20.6%)
(a)Bangkok Bank Co., Ltd.                                         3,617,850          5,175
(a)Thai Farmers Bank Co., Ltd.                                    3,524,150          5,187
                                                                                ----------
                                                                                    10,362
                                                                                ----------
------------------------------------------------------------------------------------------
BEVERAGES & TOBACCO (11.7%)
(a)The Serm Suk Co., Ltd.                                         1,123,500          5,873
                                                                                ----------
------------------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (8.9%)
  BEC World Co., Ltd.                                               815,300          4,486
                                                                                ----------
------------------------------------------------------------------------------------------
BUILDING MATERIALS & COMPONENTS (10.8%)
(a)Siam Cement Co., Ltd.                                            192,300          2,963
(a)Siam City Cement Co., Ltd.                                     1,198,547          2,506
                                                                                ----------
                                                                                     5,469
                                                                                ----------
------------------------------------------------------------------------------------------
CHEMICALS (1.4%)
(a)National Petrochemical Co., Ltd.                               1,526,300            703
                                                                                ----------
------------------------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS (3.7%)
  Delta Electronics Public Co., Ltd.                                152,800            799
(a)Shinawatra Computer Co., Ltd.                                    330,000          1,089
                                                                                ----------
                                                                                     1,888
                                                                                ----------
------------------------------------------------------------------------------------------
ENERGY (1.0%)
  Eastern Water Resources Development Co., Ltd.                     480,900            509
                                                                                ----------
------------------------------------------------------------------------------------------
ENERGY SOURCES (5.5%)
(a)PTT Exploration & Production Public Co., Ltd.                    200,100          1,409
(a)PTT Exploration & Production
     Public Co., Ltd. (Foreign)                                     189,900          1,338
                                                                                ----------
                                                                                     2,747
------------------------------------------------------------------------------------------
FOOD & HOUSEHOLD PRODUCTS (10.3%)
(a)Charoen Pokphand Feedmill Co., Ltd.                            1,317,900          1,604
   Compass East Industry Public Co., Ltd.                           348,700          2,072
   Thai Union Frozen Products Public Co. Ltd.                       381,300          1,521
                                                                                ----------
                                                                                     5,197
------------------------------------------------------------------------------------------
INSURANCE (1.8%)
  Bangkok Insurance Co., Ltd.                                       248,100            922
                                                                                ----------
------------------------------------------------------------------------------------------
LEISURE & TOURISM (1.3%)
  Grammy Entertainment Public Co. Ltd.                              137,800            652
                                                                                ----------
------------------------------------------------------------------------------------------
TELECOM -- WIRELESS (4.0%)
  Advanced Information Services Co., Ltd.                           349,800          2,040
                                                                                ----------
------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (3.9%)
  Shinawatra Satellite Public Co., Ltd.                           1,700,000            853
(a)TelecomAsia Corp. Public Co., Ltd.                             2,701,700          1,115
                                                                                ----------
                                                                                     1,968
                                                                                ----------
------------------------------------------------------------------------------------------
TEXTILES & APPAREL (2.0%)
  Saha-Union Co., Ltd.                                            1,483,600            602
  Thai Rung Textile Co., Ltd.                                         3,832            -- @
  Thai Wacoal Co., Ltd.                                             347,013            401
                                                                                ----------
                                                                                     1,003
------------------------------------------------------------------------------------------
TRANSPORTATION -- AIRLINES (3.2%)
(a)Thai Airways International Public Co. Ltd.                     1,259,200          1,628
                                                                                ----------
------------------------------------------------------------------------------------------
UTILITIES -- ELECTRICAL & GAS (2.3%)
(a)Electricity Generating Public Co. Ltd.                           650,900          1,137
                                                                                ----------
------------------------------------------------------------------------------------------
TOTAL THAI COMMON STOCKS
  (Cost U.S.$71,776)                                                                47,146
                                                                                ----------
------------------------------------------------------------------------------------------
                                                                       FACE
                                                                     AMOUNT
                                                                      (000)
------------------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN (3.6%)
(Interest Bearing Demand Account)
   Thai Baht
   (Cost U.S.$1,802)                                        THB      65,907          1,813
                                                                                ----------
------------------------------------------------------------------------------------------
TOTAL THAI INVESTMENT PLAN
   (Cost U.S.$73,578)                                                               48,959
                                                                                ----------
------------------------------------------------------------------------------------------



       The accompanying notes are an integral part of the financial statements.


                                                                       FACE
                                                                     AMOUNT          VALUE
                                                                      (000)          (000)
------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (3.2%)
------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (3.2%)
  Chase Securities, Inc., 4.45%,
    dated 12/31/98, due 1/4/99,
    to be repurchased at
    U.S.$1,607, collateralized by
    U.S.$1,606, United States
    Treasury Bonds, 8.75%, due
    5/15/17, valued at U.S.$1,641
  (Cost U.S.$1,606)                                         U.S.$     1,606   U.S.$  1,606
                                                                              ------------
------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
  (Cost U.S.$75,184)                                                                50,565
                                                                              ------------
------------------------------------------------------------------------------------------
OTHER ASSETS (0.2%)
  Receivable for Investments Sold                                        84
  Other Assets                                                           19            103
                                                             --------------   ------------
------------------------------------------------------------------------------------------
LIABILITIES (-0.5%)
  Payable For:
    Shareholder Reporting Expenses                                     (49)
    Professional Fees                                                  (42)
    U.S. Investment Advisory Fees                                      (38)
    Thai Investment Advisory Fees                                      (34)
    Thai Taxes                                                         (25)
    Directors' Fees and Expenses                                       (22)
    Administrative Fees                                                (11)
    Custodian Fees                                                     (10)
  Other Liabilities                                                    (34)          (265)
                                                             --------------   ------------
------------------------------------------------------------------------------------------
NET ASSETS (100%)
  Applicable to 13,267,713, issued and
    outstanding U.S.$0.01 par value shares
    (30,000,000 shares authorized)                                            U.S.$ 50,403
                                                                              ------------
                                                                              ------------
------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                     U.S.$   3.80
                                                                              ------------
                                                                              ------------
------------------------------------------------------------------------------------------
AT DECEMBER 31, 1998, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------
  Common Stock                                                                U.S.$    132
  Capital Surplus                                                                  189,857
  Accumulated Net Realized Loss                                                   (115,039)
  Unrealized Depreciation on Investments
    and Foreign Currency Translations                                              (24,547)
------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                              U.S.$ 50,403
                                                                              ------------
                                                                              ------------
------------------------------------------------------------------------------------------


 (a) -- Non-income producing
   @ -- Value is less than U.S.$500.
December 31, 1998 exchange rate - Thai Baht (THB) 36.350 = U.S. $1.00.


       The accompanying notes are an integral part of the financial statements.


                                                                                                                    YEAR ENDED
                                                                                                                 DECEMBER 31, 1998
STATEMENT OF OPERATIONS                                                                                               (000)
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
     Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  U.S.$        490
     Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               193
----------------------------------------------------------------------------------------------------------------------------------
       Total Income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               683
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
     U.S. Investment Advisory Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               433
     Thai Investment Advisory Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               179
     Administrative Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               132
     Shareholder Reporting Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                87
     Professional Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               110
     Directors' Fees and Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                60
     Custodian Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                53
     Transfer Agent Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                16
     Other Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               102
----------------------------------------------------------------------------------------------------------------------------------
       Total Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             1,172
----------------------------------------------------------------------------------------------------------------------------------
          Net Investment Loss. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (489)
----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
     Investment Securities Sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (83,056)
     Foreign Currency Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               558
----------------------------------------------------------------------------------------------------------------------------------
       Net Realized Loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (82,498)
----------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
     Appreciation on Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            86,653
     Depreciation on Foreign Currency Translations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (1,811)
----------------------------------------------------------------------------------------------------------------------------------
       Change in Unrealized Appreciation/Depreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . .            84,842
----------------------------------------------------------------------------------------------------------------------------------
Total Net Realized Loss and Change in Unrealized Appreciation/Depreciation . . . . . . . . . . . . . . . . . .             2,344
----------------------------------------------------------------------------------------------------------------------------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . .  U.S.$      1,855
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------


                                                                                              YEAR ENDED            YEAR ENDED
                                                                                           DECEMBER 31, 1998     DECEMBER 31, 1997
STATEMENT OF CHANGES IN NET ASSETS                                                               (000)                 (000)
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . .     U.S.$      (489)      U.S.$     4,334
  Net Realized Loss. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (82,498)              (28,984)
  Change in Unrealized Appreciation/Depreciation . . . . . . . . . . . . . . . . . . .              84,842              (127,506)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations. . . . . . . . . . .               1,855              (152,156)
----------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (2,433)                    -
  In Excess of Net Investment Income . . . . . . . . . . . . . . . . . . . . . . . . .                   -                (1,482)
  In Excess of Net Realized Gain . . . . . . . . . . . . . . . . . . . . . . . . . . .                   -                (1,522)
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (2,433)               (3,004)
----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Reinvestment of Distributions (129,475 and 73,049 shares, respectively). . . . . . .                 869                 1,063
----------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 291              (154,097)
Net Assets:
  Beginning of Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              50,112               204,209
----------------------------------------------------------------------------------------------------------------------------------
  End of Period (including undistributed net investment income of U.S.$0 and U.S.$1,295,
     respectively) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       U.S.$  50,403         U.S.$  50,112
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------



       The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS


                                                                                     YEAR ENDED DECEMBER 31,
SELECTED PER SHARE DATA AND RATIOS:                         1998           1997           1996           1995           1994
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD . . . . . . . .   U.S.$  3.81   U.S.$  15.63   U.S.$  24.89   U.S.$  28.30   U.S.$  39.42
-----------------------------------------------------------------------------------------------------------------------------------
Offering Costs . . . . . . . . . . . . . . . . . . .            --             --             --             --          (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) . . . . . . . . . . . .         (0.03)          0.33           0.31           0.38           0.32
Net Realized and Unrealized Gain (Loss) on
  Investments. . . . . . . . . . . . . . . . . . . .          0.21         (11.92)         (9.15)         (0.19)         (5.08)
-----------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations. . . . . . . .          0.18         (11.59)         (8.84)          0.19          (4.76)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income. . . . . . . . . . . . . . .         (0.19)            --             --          (0.06)         (0.35)
  In Excess of Net Investment Income . . . . . . . .            --          (0.11)         (0.32)         (0.05)            --
  Net Realized Gain. . . . . . . . . . . . . . . . .            --             --          (0.08)         (3.23)         (4.62)
  In Excess of Net Realized Gain . . . . . . . . . .            --          (0.12)            --          (0.15)            --
-----------------------------------------------------------------------------------------------------------------------------------
     Total Distributions . . . . . . . . . . . . . .         (0.19)         (0.23)         (0.40)         (3.49)         (4.97)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to
  Capital Share Transactions . . . . . . . . . . . .            --             --          (0.02)+        (0.11)+        (1.34)++
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD . . . . . . . . . . .   U.S.$  3.80    U.S.$  3.81   U.S.$  15.63   U.S.$  24.89   U.S.$  28.30
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD. . . . . . . .   U.S.$  5.88    U.S.$  5.25   U.S.$  16.38   U.S.$  22.38   U.S.$  22.38
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value . . . . . . . . . . . . . . . . . . .         15.43%        (67.35)%       (25.33)%        13.70%        (24.30)%+++
  Net Asset Value (1). . . . . . . . . . . . . . . .          2.88%        (75.17)%       (35.93)%        (0.10)%       (10.40)%+++
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS). . . . . . . .   U.S.$50,403    U.S.$50,112   U.S.$204,209   U.S.$312,965   U.S.$343,840
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses Before Thai Tax to Average Net
  Assets . . . . . . . . . . . . . . . . . . . . . .          2.32%          1.44%          1.19%          1.17%          1.13%
Ratio of Expenses After Thai Tax to Average Net
  Assets . . . . . . . . . . . . . . . . . . . . . .           N/A            N/A           1.43%          1.30%          1.22%
Ratio of Net Investment Income (Loss)to Average Net
  Assets . . . . . . . . . . . . . . . . . . . . . .         (0.97)%         3.14%          1.42%          1.35%          1.01%
Portfolio Turnover Rate. . . . . . . . . . . . . . .            78%            22%            24%            26%            22%
-----------------------------------------------------------------------------------------------------------------------------------


   + Decrease due to shares issued on reinvestment of distributions.
  ++ Consists of U.S.$0.09 per share decrease from reinvestment of distributions and U.S.$1.25 per share decrease due to common stock issued through Rights Offering during the year.
 +++ This return does not include the effect of the rights issued in connection with the Rights Offering.
 (1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.


       The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998
-----------------
     The Thai Fund, Inc. (the "Fund") was incorporated on June 10, 1987 and is registered as a non-diversified, closed- end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities. The Fund makes its investments in Thailand through the Thai Investment Plan (the "Plan") established in conformity with Thai law. The Fund is the sole unit holder of the Plan. The accompanying financial statements are prepared on a consolidated basis and present the financial position and results of operations of the Plan and the Fund.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available
     (including    investments which are subject to limitations as to their
     sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     Distributions of income from the Plan to the Fund are subject to Thai income tax which is withheld at a rate of 10% of the local currency gross distribution amount. All distributions from the Plan to the Fund must be approved by The Bank of Thailand ("BOT") pursuant to the laws of The Kingdom of Thailand. For financial statement purposes, the Fund allocates the Thai income tax to net investment income, net realized gains and net unrealized appreciation on the basis of their relative amounts. For U.S. Federal income tax purposes, the Thai income tax is deducted, when paid, from net investment income.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Thai baht are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

        - investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

        - investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, dispositions of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments and their associated risks that the Fund may utilize:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commit-ments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

9. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Distributions to shareholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for net operating losses, foreign currency transactions, foreign taxes on net realized gains and gains on certain securities of corporations designated as "passive foreign investment companies". These differences are also primarily due to differing book and tax treatments of the timing of the recognition of losses on securities and the timing of the deductibility of certain foreign taxes.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "U.S. Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.90% of the Fund's first $50 million of average weekly net assets, 0.70% of the Fund's next $50 million of average weekly net assets and 0.50% of the Fund's average weekly net assets in excess of $100 million.

C. The Mutual Fund Public Company Limited (the "Thai Adviser") provides investment advisory services to the Fund under the terms of a contract. Under the contract, the Thai Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.40% of the Fund's first $50 million of average weekly net assets, 0.25% of the Fund's next $50 million of average weekly net assets and 0.20% of the Fund's average weekly net assets in excess of $100 million.

D. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.05% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator. The Chase Manhattan Bank, acts as custodian for the Fund's assets held in the United States.

E. During the year ended December 31, 1998, the Fund made purchases and sales totaling $37,165,000 and $38,446,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At December 31, 1998, the U.S. Federal income tax cost basis of securities was $79,570,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $30,818,000, of which $3,748,000 related to appreciated securities and $34,566,000 related to depreciated securities. At December 31, 1998, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approxi-mately $108,851,000 available to offset future gains of which $23,692,000 will expire on December 31, 2005 and $85,159,000 will expire on December 31, 2006. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

F. A significant portion of the Fund's net assets consist of investments in the Thai Investment Plan, including Thai equity securities, which may be subject to greater price volatility, lower liquidity and less diversity than equity securities of companies based in the United States. In addition, Thai equity securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

G. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at December 31, 1998 totaled $22,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

REPORT OF INDEPENDENT ACCOUNTANTS
-----------
To the Shareholders and Board of Directors of The Thai Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Thai Fund, Inc. (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York 10036

February 8, 1999

YEAR 2000 DISCLOSURE (UNAUDITED):

The investment advisory services provided to the Fund by the Advisers depend on the smooth operation of their computer systems. Many computer and software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Advisers have been actively working on necessary changes to their own computer systems to deal with the year 2000 problem and expect that their systems will be adapted before that date. There can be no assurance, however, that they will be successful. In addition, other unaffiliated service providers may be faced with similar problems. The Advisers are monitoring their remedial efforts, but, there can be no assurance that they and the services they provide will not be adversely affected.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

   Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Boston Equiserve (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

   Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

   The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

   In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

   Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                            The Thai Fund, Inc.
                            Boston Equiserve
                            Dividend Reinvestment and Cash Purchase Plan
                            P.O. Box 1681
                            Boston, MA 02105-1681
                            1-800-730-6001